UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2005

UNITED HERITAGE BANKSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	NA	04-3691059

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Edgewater Drive, Suite 100, Orlando, Florida	32804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      407-712-6151

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.     Financial Information

Item 2.02.     Results of Operations and Financial Condition

     August 11, 2005, United Heritage Bankshares of Florida, Inc. mailed to its stockholders the following statement containing information on the results of operations and financial condition for the second quarter ending June, 2005.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Quarterly Stockholder mailing as of June 30, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Heritage Bankshares of Florida, Inc.
By:	/s/ David G. Powers
David G. Powers
President and Chief Executive Officer

Dated:   August 9, 2005